Middleburg Financial Corporation

Investor Presentation



Financials as of June 30, 2015

Forward-Looking Statements

Certain information contained in this discussion may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to the Company's future operations and are generally identified by phrases such as "the Company expects," "the Company believes" or words of similar import. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For details on factors that could affect expectations, see the Company's Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission.

Corporate Overview



Corporate Profile

- Diversified financial services company founded in 1924
  - Community Bank
  - Trust & Wealth Management
  - Mortgage
- Total assets of $1.2 billion
- Consistent growth in Assets, Deposits, and Clients
- Conduct business primarily in Virginia
  - Northern Virginia
  - Richmond & Williamsburg

Mission

To provide high quality financial solutions which aid individuals and businesses in achieving their aspirations, and in so doing, contribute to the welfare of our communities, provide a rewarding work environment for our employees and earn a superior return for our shareholders.

Mission

We focus on balancing expectations of four key constituencies – clients, communities, employees and shareholders.

Clients	Communities
Shareholders	Employees



Mission

To provide high quality financial solutions which aid individuals and businesses in achieving their aspirations, and in so doing, contribute to the welfare of our communities, provide a rewarding work environment for our employees and earn a superior return for our shareholders.



Clients
Communities
Legislative / Regulatory
Shareholders
Employees

We focus on balancing the expectations of four key constituencies – clients, communities, employees and shareholders.

Structure


Middleburg Financial Corporation
Middleburg Bank
Middleburg Investment Group
Middleburg Trust Company
Middleburg Investment Services



Management Team

Officer	Title	Years Experience	Years with MBRG
Gary R. Shook	President & CEO, Middleburg Financial Corporation	33	10
John Mason L. Antrim	President, Middleburg Trust Company	25	19
Jeffrey H. Culver	Senior Executive VP, Chief Operating Officer	27	13
David L. Hartley	President & CEO, Middleburg Investment Group	26	16
Kathryn L. Kearns	Executive VP, Chief Credit Officer	34	9
M. Andrew McLean	Executive VP, Chief Lending Officer	37	4
Rajesh Mehra	Executive VP, Chief Financial Officer	30	6
Suzanne K. Withers	Executive VP, Human Resources	42	11



Asset Growth

Consistent, long-term performance



Total Assets ($ in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$354
$425
$509
$606
$740
$772
$841
$985
$976
$1,104
$1,193
$1,236
$1,228
$1,223
$1,242
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Q2'15
20
18
16
14
12
10
8
6
4
2
0
Total Number of Financial Service Centers
Total Assets
Financial Service Centers



Household Growth



20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
10,037
11,069
12,059
12,827
13,506
14,236
14,203
14,591
15,081
15,211
15,512
16,232
17,067
17,617
18,091
18,437
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Q2 '15
Households



Business Strategy



Business Strategy

Diversified Businesses

Strong Financial Performance

We are a Bank in the Business of Wealth Management

Integration

Brand Position

Geographic Footprint

Business Strategy

Diversified Business	Continue to develop diversified business lines that contribute to the Company's financial performance and success.
Integration	Grow the number of services provided across business lines by doing the right things to assist our clients create, preserve and transfer wealth.
Geographic Footprint	Expand our geographic footprint by analyzing and selecting markets and delivery channels that match our brand and business strategy by hiring experienced, in-market bankers.
Brand Positioning	Create a compelling and distinctive brand that leverages core attributes and provides meaningful benefits for clients and prospects.
Strong Financial Position	Maximize shareholder returns by maintaining financial discipline, superior asset quality, efficiency and non-interest income generation by providing quality financial solutions through relationship banking.

Diversified Business

Middleburg Bank

Other Financial Services

Middleburg Financial Corporation

Middleburg Mortgage

Middleburg Investment Group

Integration

- Each market has a Client Action Team (CAT) consisting of senior officers from each line of business.


Middleburg Investments
Middleburg Bank
Client
Middleburg Mortgage
Middleburg Trust

- The Client Action Team allows us to:
  - Expand existing relationships.
  - Maximize business development efforts within the market.
  - Minimize our clients' reliance on a relationship with one particular officer.

Geographic Footprint

Our primary service areas are Loudoun County, Western Fairfax County, Fauquier County, Richmond, and Williamsburg, all of which are high growth and affluent markets in Virginia.



Middleburg Bank
Middleburg Investment Group
VIRGINIA
Purcellville
Leesburg
Middleburg
Ashburn
Reston
Marshall
Alexandria
Warrenton
Gainesville
Richmond
Williamsburg



Middleburg Bank Financial Service Centers
Purcellville
Leesburg
LOUDOUN
Ashburn
Sterling
Reston
Middleburg
VIRGINIA
Marshall
FAUQUIER
Chantilly
Gainesville
FAIRFAX
Manassas
Warrenton
PRINCE WILLIAM



Voted Best Bank
LOUDOUN COUNTY
17-Time Winner

Economic Overview

The Northern Virginia market in which we operate is one of the strongest banking markets in the United States:

Location	MBRG FSCs	Average HHI (2015)	Projected HHI Growth (2020 CAGR)	Population (2015)	Projected Population Growth (2020 CAGR)	Unemployment Rate (May 2015)
Loudoun County, VA	6	$159,767	2.6%	364,887	2.1%	4.0%
Fauquier County, VA	2	$110,725	2.0%	67,672	0.8%	4.4%
Fairfax County, VA	1	$147,851	1.4%	1,141,682	1.1%	4.0%
Prince William Co., VA	1	$123,956	2.0%	448,242	1.7%	4.6%
James City County, VA	1	$98,227	0.9%	72,012	1.3%	4.8%
Richmond (City), VA	2	$56,929	0.4%	216,671	1.1%	5.9%
Virginia	13	$92,034	1.9%	8,374,034	0.9%	5.0%
United States	13	$74,165	1.4%	319,459,991	0.7%	5.5%

- Significantly lower unemployment rates.
- Local economy is driven by service industries; federal, state and local governments; construction; and, retail trade:
  - Highly educated workforce – 59% and 58% of residents in Fairfax and Loudoun Cos., respectively, have bachelors degrees or higher - significantly above the national median of 28%.

Source: Demographics data from www.SNL.com

Deposit Market Share

- Loudoun, Fauquier and Fairfax Counties have $48.3 billion in total retail market deposits.
  - Ranked #1 with 15.75% deposit market share in Loudoun County as of June 30, 2014.
  - Our Loudoun County financial service centers average $137 million in deposits per center – compared to $45 million per branch for the competitors.

Middleburg Bank							Total Market (3 Counties)	
County	2014 Market Rank	Branches	Mbrg Market Deposits (000s)	Average Deposits/ Branch	2014 Market Share	% Growth (2014)	Total Market Deposits (000s)	Branches
Loudoun	1	6	$822,322	$137,054	15.75%	5.91%	$5,221,563	104
Fauquier	5	2	$77,328	$38,664	5.58%	2.00%	$1,385,231	25
Fairfax	30	1	$54,031	$54,031	0.13%	-2.39%	$41,649,098	329
Total		**9**	**$953,681**	**$105,965**			**$48,255,892**	**458**

Source: FDIC summary of market share as presented in www.SNL.com

Financial Performance



Financial Highlights

Earnings:

- Net income for the six months ended June 30, 2015 increased 23.35% to $4.73 million from $3.83 million over the same period in 2014. Earnings per diluted share for the six months ended June 30, 2015 were $0.66 per share compared to $0.54 per share for the same period in 2014.
- 30% increase in dividend in to .13 per share

Net Interest Income:

- Cost of funds solid at 38bps
- 97% of deposits are core deposits
- Year over year growth in loans of 6%
- Well positioned for rising rates
- Asset sensitive balance sheet
- Low loan to deposit ratio is buffer for rising deposit cost

Non Interest Income:

- Sale of Southern Trust Mortgage
- Continued growth in Assets Under Management & earnings from Middleburg Investment Group

Non Interest Expense:

- Focus on expense controls
- Continued downward trend of efficiency ratio

Problem loans

- Nonaccrual loans were $8.01 million a decrease of 19.47% since December 31, 2014 and a decrease of 23.06% since June 30, 2014.

Capital

- Capital ratios continue to be strong: Total Risk-Based Capital Ratio of 18.28%, Tier 1 Risk-Based Capital Ratio of 17.04%, Common Equity Tier 1 Ratio of 16.35% and Tier 1 Leverage Ratio of 9.85% at June 30, 2015.

Key Financial Highlights

($ in 000s)

	Jun-15	Jun-14	% Growth
Balance Sheet			
Total Assets	$1,241,985	$1,252,735	-0.86%
Total Loans, HFI	773,090	727,106	6.32%
Total Deposits	1,005,452	1,003,495	0.20%
Total Equity	124,790	119,046	4.83%
Tangible Book Value per Share	$16.90	$16.19	4.39%
Income Statement			
Net Interest Income	$18,944	$19,222	-1.45%
Non-Interest Income	5,434	10,002	-45.67%
Net Income (available to common shareholders)	4,728	3,735	26.59%
EPS	$0.66	$0.54	22.22%
Ratios			**Inc/(Dec)**
Net Interest Margin	3.24%	3.38%	-0.14%
Return on Average Equity	7.60%	6.30%	1.30%
Tang. Com. Equity/Tang. Assets	9.78%	9.22%	0.56%
Non Performing Assets/Assets	1.99%	1.57%	0.42%
Loan Loss Reserve Ratio	1.54%	1.58%	-0.04%

Well Capitalized

Capital ratios continue to be strong:

- $59 million over well capitalized total risk based.



20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.9%
4.0%
5.9%
17.0%
4.0%
13.0%
18.3%
8.0%
10.3%
9.7%
Tier 1 Leverage Ratio
Tier 1 Risk Based Capital Ratio
Total Risk Based Capital Ratio
Tang. Common / Tang. Assets
MFC
FED
Exceeds

Key Indicators

Revenue



Revenue ($ in millions)
$70
$60
$50
$40
$30
$20
$10
$0
$35.3
$8.1
$27.2
$47.0
$13.8
$33.2
$52.1
$37.7
$54.6
$20.7
$33.9
$57.5
$19.5
$37.9
$67.2
$29.0
$38.2
$61.8
$24.1
$37.7
$52.7
$38.1
$24.4
$5.4
$18.9
2007
2008
2009
2010
2011
2012
2013
2014
Q2'15
Net Interest Income
Non-Interest Income

Loan Growth



Loans ($ in millions)
$800
$750
$700
$650
$600
$550
$646
$672
$644
$659
$671
$709
$728
$755
$773
2007
2008
2009
2010
2011
2012
2013
2014
Q2'15

Deposit Growth



Deposits ($ in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$589
$745
$806
$890
$930
$982
$982
$1,004
$1,005
2007
2008
2009
2010
2011
2012
2013
2014
Q2'15

Middleburg Investment Group
Assets Under Administration



Total Assets ($ in millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,253
$985
$1,187
$1,370
$1,386
$1,494
$1,546
$1,868
$1,966
2007
2008
2009
2010
2011
2012
2013
2014
Q2'15

Peer Comparison



Net Interest Margin
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2007
2008
2009
2010
2011
2012
2013
2014
Q1'15
MBRG
Peers



Average Cost of Total Deposits
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007
2008
2009
2010
2011
2012
2013
2014
Q1'15
MBRG
Peers



Yield on Earning Assets
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2007
2008
2009
2010
2011
2012
2013
2014
Q1'15
MBRG
Peers



Loan to Deposits
120%
110%
100%
90%
80%
70%
60%
2007
2008
2009
2010
2011
2012
2013
2014
Q1'15
MBRG
Peers

Source: www.SNL.com Peers: AMNB, ANCX, BNCN, CFFI, CFNL, EFSI, EGBN, ESXB, EVBS, FBSS, FSBK, MNRK, NBBC, OPOF, PBIB, PEBK, PSTB, SHBI, SYBT, TCFC, VYFC and WFBI

Peer Comparison


NPAs + 90 DDQ / Assets
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007
2008
2009
2010
2011
2012
2013
2014
Q1'15
MBRG
Peers


Efficiency Ratio
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
2007
2008
2009
2010
2011
2012
2013
2014
Q1'15
MBRG
Peers


Non-Interest Income / Average Assets
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007
2008
2009
2010
2011
2012
2013
2014
Q1'15
MBRG
Peers


Risk Based Capital Ratio
17.00%
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
2007
2008
2009
2010
2011
2012
2013
2014
Q1'15
MBRG
Peers

Source: www.SNL.com Peers: AMNB, ANCX, BNCN, CFFI, CFNL, EFSI, EGBN, ESXB, EVBS, FBSS, FSBK, MNRK, NBBC, OPOF, PBIB, PEBK, PSTB, SHBI, SYBT, TCFC, VYFC and WFBI

Core Deposit Growth

Total Deposits at June 30, 2014



IRAs 1.5%
Institutional Select 8.5%
Money Market Savings 6.5%
Regular Savings 11.3%
Brokered CDs 5.2%
Noninterest-Bearing Demand Deposits 19.9%
Retail CDs 18.7%
Interest-Bearing Checking 28.4%

Total Deposits: $1.005 billion

Core Deposits: $952.9 million (95% of total deposits)

Total Deposits at June 30, 2015



Institutional Select 4.0%
IRAs 1.4%
Money Market Savings 6.1%
Regular Savings 11.7%
Brokered CDs 3.3%
Noninterest-Bearing Demand Deposits 23.6%
Retail CDs 19.4%
Interest-Bearing Checking 30.4%

Total Deposits: $1.008 billion

Core Deposits: $974.8 million (97% of total deposits)

Note: Core Deposits excludes Brokered CDs.

Loan Portfolio Composition



Loans as of June 30, 2015
Cash or Securities 0.8%
Commercial RE 35.0%
Construction Project 1.8%
Equip, Auto or UCC 4.6%
Land 4.0%
Misc. 1.6%
Residential RE 36.5%
Unsecured 1.9%
Guaranteed Investment 8.6%

Note: Graph does not include mortgages held for resale.

Non-Performing Assets



Non Performing Assets ($000)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$7,904
$7,570
$4,511
$3,493
$4,219
$4,356
$5,064
$4,051
$3,403
$3,403
$20,019
$20,376
$20,525
$19,645
$14,876
$10,408
$7,332
$9,943
$9,625
$8,008
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Non Accrual Loans
Other Real Estate Owned
90+ Days Delinquent
TDR's

Shareholder Returns


Net Income
Net Income ($ in millions)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
-$4,000
$3,064
$2,560
$3,522
-$2,688
$4,960
$6,486
$6,154
$7,584
$4,728
2007
2008
2009
2010
2011
2012
2013
2014
Q2'15


Diluted EPS
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
-$0.20
-$0.40
-$0.60
$0.67
$0.56
$0.37
-$0.39
$0.71
$0.92
$0.87
$1.06
$0.66
2007
2008
2009
2010
2011
2012
2013
2014
Q2'15


Return on Average Common Equity
Return on Common Equity
10%
8%
6%
4%
2%
0%
-2%
-4%
3.83%
3.52%
2.45%
-2.79%
4.98%
6.02%
5.53%
6.40%
7.60%
2007
2008
2009
2010
2011
2012
2013
2014
Q2'2015


Total Return Performance
Index Value
$235
$215
$195
$175
$155
$135
$115
$95
$75
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
Middleburg Financial Corporation
NASDAQ Composite
SNL Bank $1B-$5B

Our Vision Statement

To be recognized as a best-in-class financial services company with the best people, products and processes.

The BEST begins with YOU

Vision Statement

Our vision statement focuses on **four** areas:

- Best-in-class financial services company
- Best people
- Best products
- Best processes

And we can't have one without the others.

Middleburg Financial Corporation



Thank You